Exhibit 99.1

American Battery Materials, Inc. Appoints David E. Graber as Co-CEO and Chairman of its Board of Directors

GREENWICH, Conn., - March 6, 2023 - American Battery Materials, Inc. (OTC Pink: BOXS) (“ABM”, the “Company”), an environmentally responsible minerals exploration and development company focused on direct lithium extraction (“DLE”) and other critical minerals for the global energy transition, today announced the appointment of David E. Graber, the company’s Founder, as Co-Chief Executive Officer alongside CEO Sebastian Lux, and Chairman of its Board of Directors, effective immediately.

Mr. Lux commented: “We have made tremendous progress on the operational side of our business by acquiring proven assets and initiating exploration efforts. We believe there exists a significant opportunity in front of us as we continue to develop our early-mover advantage and cost-effective, efficient, and environmentally friendly method of extraction. David and I share a vision of how to position ABM as a leader in the North American lithium market, and I look forward to having him more closely involved.”

“I am excited to join the management team at an inflection point for ABM,” said Mr. Graber. “Our goal of supporting the country’s urgent critical minerals needs for the ongoing energy transition will require a team as there are a broad range of responsibilities. We have a lot of work to do. Additional asset acquisitions, joint ventures and strategic partnerships for offtake are all elements of ABM’s growth and keys to value creation for our stakeholders.”

Prior to joining ABM, Mr. Graber served as Managing Principal of Cobrador Capital, LLC where he focused on Natural Resource and Consumer focused investments as well as advisory work as a principal investor and Investment Banker. Mr. Graber has held senior positions at New Century Capital Partners, Donaldson, Lufkin & Jenrette, and Credit Suisse First Boston. Mr. Graber holds an MBA from Columbia University and London Business School in the UK.

About American Battery Materials, Inc.

American Battery Materials, Inc., formerly BoxScore Brands, Inc. and still trading under the symbol BOXS pending processing by FINRA (OTC Pink: BOXS), is a US-based environmentally responsible critical minerals exploration and development company focused on direct lithium extraction (“DLE”) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.

For more information about American Battery Materials, Inc. and to receive Company updates via email, please visit the Contact section of our web site, www.americanbatterymaterials.com.

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Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and which are based on the Company’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the potential benefits of the name change; the Company’s ability to develop and commercialize its mineral rights; the Company’s planned research and development efforts; and, other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may", "will", "could", "would", "should", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "project", "potential", "continue", "ongoing", or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, without limitation, the important risk factors described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K for the year-ending December 31, 2021, filed with the SEC on March 31, 2022; and (ii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this news release, which are based on information available to us on the date hereof. The Company does not undertake any duty to update or revise forward-looking statements except as required by federal securities laws. Any distribution of this news release after the date hereof is not intended and should not be construed as updating or confirming such information.

Contact Information

Company
Email: ir@americanbatterymaterials.com
Tel: (800) 998-7962

Investor Relations

Michael Kim/Brooks Hamilton

MZ North America

+1 (949) 546-6326
ABM@mzgroup.us